UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Greenway Plaza, Suite 1100, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 10, 2025, Camber Energy, Inc. (“Camber”) issued a press release regarding the events described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On November 10, 2025, Camber announced, through its indirect majority-owned subsidiary, Viking Ozone Technology, LLC (“VOT”), that its flagship VKIN-300 medical and bio-hazardous waste pre-treatment unit (the “VKIN-300 Unit”) passed the acceptance review by Laboratoire national de métrologie et d’essais (“LNE”) to obtain official certification of compliance with French Standard NFX 30-503, regarded as one of the world’s strictest standards for waste decontamination equipment.

In connection with the proposed certification process, Camber previously announced that VOT had shipped the VKIN-300 Unit to France in January 2025 and received a report in July 2025 from Laboratoire Hygiène Hospitalière CHU Clermont-Fd (“LHH”), an independent lab, concluding that tests carried out in accordance with French Standard NFX 30-503 demonstrated that the VKIN-300 Unit met the specifications of the standard.

On or about October 17, 2025, VOT received a report (the “Evaluation Report”) from LNE, summarizing the testing procedures carried out in accordance with French Standard NFX 30-503 and associated results, and concluding as follows:

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French Version: “Au vu du dossier de demande d'attestation de conformité évalué, le produit référencé en première page de ce rapport et décrit dans ce dossier de demande est conforme aux spécifications des textes applicables.”

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English Translation (translated through DeepL Pro Ultimate): “In view of the conformity assessment application file evaluated, the product referenced on the first page of this report and described in this application file complies with the specifications of the applicable texts.”

The foregoing description of the Evaluation Report does not purport to be complete and is qualified in its entirety by reference to the full text of the Evaluation Report, the French version of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, and the English translated version of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On November, 7, 2025, the LNE confirmed that VOT’s application for a certificate of conformity for the VKIN 300 pretreatment unit is complete, satisfactory, and compliant with the requirements of standard NF X 20-703-1 of April 2024, and that formal attestation of conformity under the French decree Arrêté du 20 avril 2017 (Ministry of Social Affairs & Health, relating to pretreatment by disinfection of regulated medical care waste – DASRI) is expected to be issued once the decree is updated to reference French Standard NFX 30-503 and LNE’s own certification framework is amended accordingly. Given the conclusion of the Evaluation Report it is likely the certification will be obtained but there are no assurances of such result.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated November 10, 2025.
99.2	Evaluation Report, the French version, dated October 17, 2025.
99.3	Evaluation Report, the English translated version, dated October 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: November 10, 2025	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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